Exhibit 99.1








                 CONSENT TO IDENTIFICATION AS DIRECTOR NOMINEE



     The undersigned hereby consents to his identification as a director nominee of Noble International, Ltd. in the within Registration Statement on Form S-1.





                                        ________________________________________
                                        JAMES BRONCE HENDERSON, III